Exhibit 99.7(a)

                               Consent of Auditors


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                                                                    Exhibit 7(a)








                          INDEPENDENT AUDITORS' CONSENT
                          -----------------------------


The Shareholder and Board of Directors of
ING Life Insurance and Annuity Company:

We consent to the use of our report incorporated by reference herein.

                                 /s/ KPMG LLP


Hartford, Connecticut
April 25, 2002